Exhibit 99.1
June 13th, 2024 Corsicana Investor Tour

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

From Concept to Reality – The Worlds Largest Bitcoin Mining Facility

Oct 2022 | Oct 2023 | Present


Phase I Start

- Purchased in 2Q22
- Own land, not leased
- Ideally situated adjacent to underutilized switch
- EPC team immediately began to design layout
- Ordered long lead items – 100MW transformers


Phase I Under Development

- Approx. $669MM total investment (infrastructure and miners) in Phase I
- $40MM per EH/s in capex
- State of the art immersion technology
- Construction on time on budget
- Campus approach – all underground infrastructure completed for 10 total buildings or 1GW of data centers


Phase I – Buildings A1 and A2

- 16.7 EH/s once fully deployed in 4Q24
- Building A1 fully developed
- Deployment in A2 and B1 ongoing
- Targeting greater than 90% uptime
- Machine deliveries ahead of schedule
- Six additional 100MW buildings for future growth
- 27.9 EH/s of additional organic growth

RIOT

3

I O T 4 Stats & Figures – Phase I 400MW Corsicana Site Overview Power Infrastructure Operational Infrastructure ▪ 265.7 acres – Riot owns land ▪ Access to 1GW ▪ Broke ground October 2022 ( 20 months ago) ▪ Cut & fill 1,500,000 tons of dirt (75,000 dump truck loads) ▪ Electrical underground piping 1,000,000 feet ( 189 Miles) ▪ MV and LV cables 1,350,000 feet on site (255 Miles) ▪ Engineering for substation 345/138/13.8kV ▪ 240 – medium voltage transformers each 2.5MW ▪ 2,560 immersion tanks ▪ Heat exchangers A1+A2 = 1,280. B1+B2 = 160 ▪ 160 adiabatic coolers ▪ Hired over 140 employees ▪ Deploying 61,440 miners by year-end 2024 4

I O T 5 Immersion Design Improvements Immersion 1.0 Immersion 2.0 ▪ First large-scale immersion system - 200 MW ▪ Sprung building design ▪ Open air tank design ▪ Miners had to be modified with removal of fans and custom firmware to be used in immersion ▪ Custom designed tanks from Midas with lid – prevents debris from entering ▪ Larger pumps increases fluid circulation by 30% ▪ Metal buildings with adiabatic cooling system and roof exhaust fans – Better air circulation, lower internal temperature ▪ Campus design for underground infrastructure ▪ Dry coolers with improved water efficiency ▪ Purpose built immersion miners require no modification ▪ Utilization of cost effective and efficient Shell S3 X immersion fluid 5

Understanding Substations & Power


GENERATION
TRANSMISSION
DISTRIBUTION
Generating Station
Generating Step-Up Transformer
Transmission Lines
Transmission Customer
Substation Step-Down Transformer
Subtransmission Customer
Primary Customer
Secondary Customer



What are they?

- Substations are a vital part of electrical infrastructure
- Acting as both a control and conversion center for power
- They receive high voltage electricity from the switch and convert it into lower voltages for distribution

Equipment Installed

- Installed two auto-transformers 345/138 kV
- Four HV power transformers 138/13.8kV 100MW capacity each.
- Two-hundred and forty MV power transformers, each with a 2.5 MW capacity 3-Phase 13.8kV/415V
- Medium voltage switchgear, and panelboards

Budget

- Total substation cost:

  $37.7MM or $94,250 per MW

RIOT
6

Engineering 0.3% Procurement 43.1% Construction 56.6% % Project Costs Construction Cost: $905k/MW Miners Estimated Cost: $307.2m 1 Total Hash Rate: 16.7 EH/s Cost per EH/s : $40.0m 7 Corsicana Phase I Construction Budget Immersion tanks in building A1 (immersion adds ~30% to Total Capex) Engineering $1.2m Procurement $156.1m Construction $127.2m EPC $67.4m Land Acquisition $10.1m Total $362.0m Budget Breakdown 1. Inclusive of ‘US Production Premium’ required on miners produced in the USA.

$53,999 $67,552 $83,218 $98,867 $208,032 $220,441 $234,681 $248,921 $37,499 $46,911 $57,791 $68,658 $144,467 $153,084 $162,973 $172,862 $36,000 $45,034 $55,479 $65,912 $138,688 $146,961 $156,454 $165,947 $28,875 $36,121 $44,499 $52,867 $112,239 $117,875 $125,489 $133,104 $21,000 $26,270 $32,363 $38,448 $80,901 $85,727 $91,265 $96,803 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2024 2025 2026 2027 2028 2029 2030 2031 30 J/TH, $60 / MWh 25 J/TH, $50 / MWh 20 J/TH, $60 / MWh Rockdale, 27.5 J/TH, $35 / MWh Corsicana, 20.0 J/TH, $35 / MWh Riot Fleet and Power Strategy Drive Superior Mining Economics 8 Energy Cost to Produce 1 Bitcoin by Fleet Efficiency 1 1. Assumes 550 EH/s network hash rate in April 2024, with a 15 EH/s monthly network hash rate growth in Epoch 5. Monthly growth rate is reduced to 7.5 EH/s in Epoch 6. Epoch 5 Epoch 6 $ / BTC

$29 / MWh $44 / MWh $70 / MWh $56 / MWh $25 / MWh $34 / MWh $46 / MWh $29 / MWh $25 / MWh $36 / MWh $52 / MWh $30 / MWh $25 / MWh $36 / MWh $53 / MWh $31 / MWh 2020 2021 2022 2023 All-In Power Pricing under Various Curtailment Scenarios <$122 / MWh (M66S Post-Halving Breakeven) <$100 / MWh <$75 / MWh Avg. Price 9 1. 12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. 9 Riot would have achieved $31 / MWh with only 2.9% downtime in 2023, curtailing at post-halving breakeven rate of M66S % of Intervals Curtailed 2.9% 3.5% 5.6% 0.0% 1. All power prices shown on this slide are inclusive of actual LZ_North settlements for the respective period with estimated additions for: Transmission/Distribution Service Providers fees (including estimated 4CP Savings), ERCOT ancillary charge, and fixed adders. 2. Excludes impact of ‘Winter Storm Uri’ from 2/12/2021 – 2/19/2021. 3. Breakeven price displayed here based on MicroBT M66S specifications, $65,000 price of Bitcoin, 600 EH/s network hash rate, post-halving 3.25 BTC block subsidy, and 0.35 BTC per block. 4. All-In pricing reflective of forward curve as of June 10, 2024, for HUB_North and estimated additions for: Hub to Load Zone supply pricing, Transmission/Distribution Service Providers fees (including estimated 4CP Savings), ERCOT ancillary charge, and fixed adders. 5. Forward Pricing based on 7x24 Block Pricing of ERCOT LZ_North for the calendar year 2025. 3 1 2 3.7% 5.4% 17.7% 0.0% 3.5% 3.8% 6.1% 0.0% 1.0% 1.3% 1.6% 0.0% Power Strategy – Low Pricing, Minimal Downtime in Corsicana 2023 2022 2021 2020 $50 $52 $54 $56 $58 $60 $62 $64 $66 1-Jun-23 1-Sep-23 1-Dec-23 1-Mar-24 1-Jun-24 Forward Pricing ($/MWh) of CY 2025 7x24 LZ_North4,5

35.2% $ 50,000 $ 60,000 $ 70,000 $ 80,000 $ 90,000 $ 100,000 0 EH/s 38.7% 49.3% 59.6% 69.6% 79.4% 89.0% 5 EH/s 26.1% 36.1% 45.7% 55.0% 64.2% 73.3% 10 EH/s 16.5% 26.1% 35.2% 43.8% 52.4% 61.1% 15 EH/s 8.5% 18.0% 26.7% 35.0% 43.0% 50.9% 20 EH/s 1.5% 11.0% 19.5% 27.5% 35.2% 42.7% 297.4% $ 50,000 $ 60,000 $ 70,000 $ 80,000 $ 90,000 $ 100,000 0 EH/s 3.8x 4.8x 5.8x 6.8x 7.8x 8.8x 5 EH/s 2.5x 3.2x 4.0x 4.7x 5.4x 6.2x 10 EH/s 1.8x 2.4x 3.0x 3.5x 4.1x 4.7x 15 EH/s 1.4x 1.9x 2.3x 2.8x 3.3x 3.8x 20 EH/s 1.1x 1.5x 1.9x 2.3x 2.7x 3.1x 271.5% $ 50,000 $ 60,000 $ 70,000 $ 80,000 $ 90,000 $ 100,000 0 EH/s 2.9 Years 2.4 Years 2.1 Years 1.8 Years 1.6 Years 1.5 Years 5 EH/s 3.4 Years 2.8 Years 2.4 Years 2.1 Years 1.8 Years 1.6 Years 10 EH/s 4.2 Years 3.3 Years 2.7 Years 2.3 Years 2.0 Years 1.8 Years 15 EH/s 5.8 Years 3.8 Years 3.1 Years 2.6 Years 2.3 Years 2.0 Years 20 EH/s 6.6 Years 5.1 Years 3.5 Years 2.9 Years 2.5 Years 2.2 Years IRR Sensitivity Table 1 MOIC Sensitivity Table 1 Payback Period Sensitivity Table 1 Corsicana Phase I Sensitivity Analysis 10 1. Based on an estimated approximate 8-year useful life of purchased miners and includes estimates of both infrastructure and miner capital expenditures required to build out the first 400MW of capacity at the Corsicana facility. Cash flow calculations based on a Gross Profit basis (Revenue – Net Power Costs). Assumes a power cost of $35/MWh, inclusive of impact of potential power curtailment credits, ancillary services, etc. BTC forecast based on a 2% monthly escalator applied to the base BTC price assumption. Monthly network growth is assumed to decline by half in April 2028 due to the impact of the Epoch 6 halving. Monthly Network Growth • The price of Bitcoin is highly correlated to network growth • As Bitcoin price increases, less efficient miners are incentivized to join the network • Conversely, in periods of price decline high-cost miners leave the network • Riot’s low power cost positions the company to be a low-cost producer

11 Infrastructure Pipeline and Miner Purchase Contract Provide Clear Path to 100 EH/s in Self-Mining 1. Assumes additional long term purchase option of 265,000 miners is partially exercised for 53,571 M66S miners. 2. Assumes remainder of the additional long term purchase option of 265,000 miners is exercised for 211,429 M66S miners. 3.1 EH/s 9.7 EH/s 12.4 EH/s 12.4 EH/s 21.4 EH/s 27.1 EH/s 31.5 EH/s 36.1 EH/s 40.8 EH/s 59.4 EH/s 100.0 EH/s 2021A 2022A 2023A Q1 2024E Q2 2024E Q3 2024E Q4 2024E H1 2025E H2 2025E Full Corsicana Development 2027+ Assuming full exercise of additional MicroBT purchase options Rockdale Rockdale Expansion Historical Corsicana 1 Assuming full buildout of Corsicana approved capacity Additional Growth 2

12 MicroBT Order Significantly Upgrades Riot’s Mining Fleet ▪ Riot’s purchases of 131,340 MicroBT miners have an average fleet efficiency of 19.7 J/TH ▪ Riot’s total fleet efficiency will be 21.8 J/TH in 2025 after deployment of combined orders, 19.7 J/TH if entire option exercised Model Quantity Hash Rate Efficiency J/TH M60S (Air-Cooled) 31,500 186 TH/s 18.5 M56S+ (Immersion-Cooled) 8,320 220 TH/s 24.0 M56S++ (Immersion-Cooled) 22,684 230 TH/s 22.0 M66 (Immersion-Cooled) 20,778 250 TH/s 19.9 M66S (Immersion-Cooled) 48,058 280 TH/s 18.5 Total / Weighted Average 131,340 32 EH/s 19.7 M66S (Long Term Option) 265,000 74 EH/s 18.5 Fleet Efficiency Improvements Hash Rate Contribution Mix MicroBT Combined Order Summary 27.7 J/TH 21.8 J/TH 19.7 J/TH Current Fleet Efficiency 2025E Fleet Efficiency Fleet Efficiency Post Long-Term Order -21.3% -9.6% YE 2025: Post Long-Term Option: 83% 17% Below 25 J/TH Above 25 J/TH 67% 33% Below 25 J/TH Above 25 J/TH

Q1 2024 Estimated Bitcoin Production Cost to Mine Rockdale expansion miner purchases Rockdale construction Corsicana Facility 400 MW build-out (remaining) Corsicana Facility additional 200 MW build-out Corsicana miner purchases 13 1. As of March 31, 2024. 2. As of March 31, 2024. Based on market price of BTC of approximately $71,334 as of March 31, 2024. 3. Assumes global network hash rate of 614 EH/s in 2024 (March to December), and 673 EH/s in 2025 (January to December), includes BTC production from bitcoin mining operations from the Rockdale Facility and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 4. Includes forecasted cost of revenue for Riot’s Bitcoin Mining segment net of allocated power curtailment credits. 5. Assumes outstanding infrastructure capital expenditure as of March 31, 2024, only. 6. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. Includes remaining $223 million on second order of 66,560 additional miners scheduled to be delivered through April 2025. $685 million cash balance1 5 6 8,490 BTC2 2,3 $97 million $91 million Fully-Funded Growth Plans Through Year-End 2025 $26 million 4 $160 million $245 million

+154% 12.4 EH/s 31.5 EH/s Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 2024 Hash Rate Growth +30% 31.5 EH/s 40.8 EH/s 2025 Hash Rate Growth Fully Funded 2024 & 2025 Cap Ex New Large-Scale Facility Energized Apr 2024 1. Twelve months ended as of December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,578 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 49% Bitcoin Mining gross margin. 23.0 Joules / Terahash 2024 YE Fleet Efficiency 2025 YE Fleet Efficiency 21.8 Joules / Terahash 14